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                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT
                                 ==============

      LOAN AGREEMENT ("Agreement"), dated as of August 18, 2000, by and between
                       ---------
Image Entertainment, Inc., a California corporation (the "Company"), and Martin
                                                          -------
W. Greenwald, an individual ("Greenwald").
                              ---------

                                    Recitals
                                    --------

      A.    On July 3, 2000, July 20, 2000, August 3, 2000, and August 18, 2000,
            Greenwald borrowed sums in the amount of $40,000, $15,000, $2,300, and $70,000, respectively, from the Company to cover "margin calls" relative to the Company's common stock from brokers from whom he had borrowed.

      B. On August 18, 2000, the Company's Board of Directors determined that it would be in the Company's best interest to consolidate the principal amounts and the accrued interest of the loans, said amount totaling $127,980.20.

      C. The Company desires to lend to Greenwald and Greenwald desires to borrow from the Company $127,980.20, on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

      1.    The Loan. Subject to the terms and conditions hereof, the Company
            --------
            hereby agrees to loan (the "Loan") to Greenwald $127,980.20,
                                        ----
            representing the aggregate borrowings and accrued interest at
            August 18, 2000, as set forth on EXHIBIT A, attached hereto and incorporated herein by this reference.

      2.    The Note.  The Loan made by the Company shall be evidenced by a
            --------
            promissory note in the form of EXHIBIT B (the "Note"), attached
                                                           ----
            hereto and incorporated herein by this reference.

      3.    Optional Prepayments.  Greenwald may at any time and from time to
            --------------------
            time upon three (3) days advance notice to the Company, prepay the Loan, in whole or in part, without premium or penalty. Any such prepayment shall be applied first to interest and then to principal.

      4.    The Interest Rate.  The Loan shall bear interest (the "Interest
            -----------------                                      ---------
            Rate") at a rate equal to the Company's then borrowing rate plus
            ----
            .5% (currently 10.75%). Interest shall be calculated on the basis of a 365-day year for the actual days elapsed.

      5.    The Payment Date. The full unpaid principal amount of the Loan and
            ----------------
            accrued interest thereon shall be due and payable in full on the earlier of June 30, 2001 or the date on which Greenwald's fiscal 2001 annual performance bonus (if any) is due. Greenwald expressly acknowledges and agrees that the Company has the right to deduct the amount of the monies due hereunder from any monies owing to Greenwald as his fiscal 2001 annual performance bonus.


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      6.    The Collateral.  As security for repayment of the Loan, Greenwald
            --------------
            hereby agrees to pledge to the Company 39,379 shares of the Company's common stock held by Greenwald. Greenwald shall retain all voting and other rights of a holder of the shares during the term of this Agreement, unless Greenwald defaults of any of the provisions hereof in which event all of Greenwald's rights in and to the pledged shares shall immediately cease. Greenwald hereby represents and warrants that he has unencumbered title to the pledged shares and that the pledge of said shares is not and will not be in contravention of any agreement or understanding to which Greenwald may be a party.

      7.    Miscellaneous.
            -------------

            (a)   Amendments and Waivers. Neither this Agreement, the Note or
                  ----------------------
                  any other loan document, nor any terms hereof or thereof may be amended, supplemented or modified except in an instrument executed by the parties.

            (b)   Costs and Expenses.  Greenwald agrees to pay or reimburse
                  ------------------
                  the Company for all of its costs and expenses incurred in connection with the enforcement of any rights under this Agreement, the Note or any other loan documents, including, without limitation, the reasonable fees and disbursements of outside counsel.

            (c)   No Waiver; Cumulative Remedies.  No failure to exercise and
                  ------------------------------
                  no delay in exercising, on the part of the Company, any right, remedy, power or privilege hereunder or under any other loan document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            (d)   Successors and Assigns. This Agreement shall be binding upon
                  ----------------------
                  and inure to the benefit of the Company and its successors and assigns; Greenwald may not assign or transfer any of his rights or obligations under this Agreement without the prior written consent of the Company.

            (e)   Counterparts. This Agreement may be executed by one or mof the
                  ------------
                  parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            (f)   Severability.  Any provision of this Agreement which is
                  ------------
                  prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (g)   Integration.  This Agreement, the Note and any other loan
                  -----------
                  document represent the agreement of the parties with respect to the subject matter hereof, and there are no

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                  promises, undertakings, representations or warranties by
                  the Company relative to the subject matter hereof not expressly set forth or referred to herein, the Note or any other loan document.

            (h)   Governing Law.  This Agreement and the Note and the rights
                  -------------
                  and obligations of the parties under this Agreement and the Note shall be governed by, and construed and interpreted in accordance with, the law of the State of California.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers this 18th day of August, 2000.

                              "Greenwald":
                               ---------


                              /S/ MARTIN W. GREENWALD
                              ------------------------------------------
                              MARTIN W. GREENWALD, an individual


                              The "Company":
                                   -------

                              Image Entertainment, Inc.



                              By:  /S/ JEFF M. FRAMER
                                   -------------------------------------
                                   Name:  Jeff M. Framer
                                   Title: Chief Financial Officer


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                                    EXHIBIT A
                                    =========



    Loan Date       Loan Amount   Accrued Interest* Principal & Interest
    ---------       -----------   ----------------  --------------------


   July 3, 2000      $40,000.00         $541.92          $40,541.92
  July 20, 2000      $15,000.00         $128.12          $15,128.12
 August 3, 3000       $2,300.00          $10.16           $2,310.16
August 18, 2000      $70,000.00           $0.00          $70,000.00
                    ----------           -----          ----------

                   $127,300.00         $680.20         $127,980.20

------------
* interest rate: 10.75% per year

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                                   EXHIBIT B
                                   =========


                                 PROMISSORY NOTE
                                 ---------------



$127,980.20                                              As of August 18, 2000


      FOR VALUE RECEIVED, the undersigned, MARTIN W. GREENWALD, an individual ("Greenwald"), promises to pay to Image Entertainment, Inc., a California
  ---------
corporation (the "Company"), at the Company's principal offices located at 9333
                  -------
Oso Avenue, Chatsworth, CA, 91311, in immediately available funds, the principal amount of One Hundred Twenty-Seven Thousand, Nine Hundred Eighty Dollars and Twenty Cents ($127,980.20), together with interest on principal amount hereof at the Company's borrowing rate on the due date plus .5% per annum (the "Loan").
                                                                      ----
The entire outstanding balance of principal and all interest accrued hereunder shall be due and payable on the earlier of (a) June 30, 2001 or the date on
                                -------
which Greenwald's fiscal 2001 annual performance bonus (if any) is due.

      All or any portion of the foregoing principal or interest may at any time or times be prepaid without premium or penalty. Each payment shall be credited first on interest then due and then on principal. All sums payable hereunder shall be in lawful money of the United States of America. If action is instituted on this Promissory Note to enforce any provision hereof or to collect any amounts due hereunder, the prevailing party shall be entitled to all reasonable attorneys' fees and costs.

      Greenwald hereby waives presentment, protest and demand, notice of protest, and of dishonor and nonpayment of this Promissory Note. The right to plead any and all statutes of limitations as a defense to this obligation or any agreement to pay the same is hereby expressly waived by Greenwald to the extent permitted by law.

      This Promissory Note shall be governed and interpreted in accordance with the laws of the State of California. This Promissory Note may only be changed, modified or amended in writing by the mutual consent of holder and maker hereof. The provisions of this Promissory Note may only be waived in or by a writing signed by the party against whom enforcement of any waiver is sought.

      IN WITNESS WHEREOF, Greenwald has caused this Promissory Note to be executed as of the date hereof.




                              /S/ MARTIN W. GREENWALD
                              ------------------------------------------
                              MARTIN W. GREENWALD, an individual

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